Aberdeen Investment Funds

(the “Trust”)

Aberdeen International Sustainable Leaders Fund

(the “Fund”)

Supplement dated April 15, 2021 to the Fund’s

Summary Prospectus, dated February 26, 2021, as supplemented to date (“Summary Prospectus”)

The following replaces the Portfolio Managers table for the Fund in the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Joanna McIntyre, CFA	Investment Director	2019
Dominic Byrne, CFA	Head of Global Equities	2021
Ella-Kara Brown	Investment Director	2021